Exhibit 99.1

Vestis Announces CFO Transition
Adam K. Bowen Appointed Interim Chief Financial Officer
Company Reaffirms Fiscal Year 2026 Outlook

ATLANTA – 12/16/2025 – Vestis Corporation (NYSE: VSTS), a leading provider of uniforms and workplace supplies, today announced that Kelly Janzen, Executive Vice President and Chief Financial Officer, will depart the company to pursue other opportunities. Ms. Janzen will remain with Vestis through the end of calendar year 2025 to facilitate a smooth transition.

Vestis has engaged a leading executive search firm to conduct a comprehensive internal and external search for a permanent Chief Financial Officer, overseen by the Compensation and Human Resources Committee of the Board of Directors.

In conjunction with this leadership transition, Vestis has appointed Adam K. Bowen, Vice President of Financial Planning & Analysis, as Interim Chief Financial Officer.  Mr. Bowen brings more than 20 years of strategic finance experience to Vestis, having previously served as Chief Accounting Officer at Sonder, Inc. and BlueLinx Holdings Inc. Mr. Bowen joined Vestis in February 2025.

“During her tenure, Kelly built a strong finance team and guided the organization through a transformation marked by improved financial discipline and operational rigor, while laying the groundwork for this next, important phase of our value creation journey,” stated Jim Barber, President and Chief Executive Officer.  “On behalf of the entire Vestis team, I thank Kelly for her many contributions and wish her continued success in her future endeavors.”

Mr. Barber continued, “Adam is a proven leader within our finance organization who has been instrumental in developing and executing our business transformation strategy. His strong financial acumen and deep understanding of our operations will provide continuity and focus as we advance our strategic priorities.”

Ms. Janzen added, “Under Jim’s leadership, Vestis has taken decisive action to strengthen our operations and position the company to capture operating leverage, establishing a solid foundation for sustained, profitable growth and long-term value creation. I have great confidence in Adam and the entire Vestis team as they continue executing on the company’s transformation and building on the meaningful progress we have achieved over the past year.”

Today, Vestis reaffirmed its full-year 2026 financial guidance, as previously announced in the fiscal fourth quarter and full-year 2025 earnings release issued on December 1, 2025.

About Vestis™
Vestis is a leader in the B2B uniform and workplace supplies category. Vestis provides uniform services and workplace supplies to a broad range of North American customers from Fortune 500 companies to locally owned small businesses across a broad set of end sectors. The Company’s comprehensive service offering primarily includes a full-service uniform rental program, floor mats, towels, linens, managed restroom services, first aid supplies, and cleanroom and other specialty garment processing.

Forward-Looking Statements
This release contains “forward-looking statements” within the meaning of the securities laws. All statements that reflect our expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to discussions of future operations and financial performance and statements regarding our strategy for growth, future product development, regulatory approvals, competitive position and expenditures. In some cases, forward-looking statements can be identified by words such as “potential,” “outlook,” “guidance,” “anticipate,” “continue,” “estimate,” “expect,” “will,” and “believe,” and other words and terms of similar meaning or the negative versions of such words. Examples of forward-looking statements in this release include, but are not limited to, statements regarding: the Company’s search process for a permanent Chief Financial Officer, the timing and success of our business transformation strategy, and our expectations regarding our fiscal year 2026 performance outlook. These forward-looking statements are subject to risks and uncertainties that may change at any time, and actual results or outcomes may differ materially from those that we expected. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict including, but not limited to: unfavorable macroeconomic conditions including inflationary pressures and higher interest rates; the failure to retain current customers, renew existing customer contracts and obtain new customer contracts, which could result in continued stock volatility and potential future goodwill impairment charges; competition in our industry; our ability to comply with certain financial ratios, tests and covenants in our credit agreement, including the net leverage ratio; our significant indebtedness and ability to meet debt obligations and our reliance on an accounts receivable securitization facility; our ability to successfully execute or achieve the expected benefits of our restructuring and other measures we may take in the future; use of artificial intelligence in our business, which could result in reputational harm, reputational harm, competitive harm and legal liability; increases in fuel and energy costs and other supply chain challenges and disruptions, including as a result of ongoing military conflicts in Ukraine and the Middle East; implementation of new or increased tariffs and ongoing changes in U.S. and foreign government trade policies, including potential modifications to existing trade agreements and retaliatory measures by foreign governments; increased operating costs and obstacles to cost recovery due to the pricing and cancellation terms of our support services contracts; a determination by our customers to reduce their outsourcing or use of preferred vendors; the outcome of legal proceedings to which we are or may become subject; risks associated with suppliers from whom our products are sourced; challenge of contracts by our customers; currency risks and other risks associated with international operations, including compliance with a broad range of laws and regulations, including the United States Foreign Corrupt Practices Act; increases in labor costs or inability to hire and retain key or sufficient qualified personnel; continued or further unionization of our workforce; our expansion strategy and our ability to successfully integrate the businesses we acquire and costs and timing related thereto; natural disasters, global calamities, climate change, pandemics, and other adverse incidents; liability resulting from our participation in multiemployer-defined benefit pension plans; liability associated with noncompliance with applicable law or other governmental regulations; laws and governmental regulations including those relating to the environment, wage and hour and government contracting; unanticipated changes in tax law; new interpretations of or changes in the enforcement of the government regulatory framework; a cybersecurity incident or other disruptions in the availability of our computer systems or privacy breaches; stakeholder expectations relating to environmental, social and governance considerations which may expose us to liabilities and other adverse effects on our business; any failure by Aramark to perform its obligations under the various separation agreements entered into in connection with the separation; and a determination by the IRS that the distribution or certain related transactions are taxable. The above list of factors is not exhaustive or necessarily in order of importance. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the Company’s filings with the Securities and Exchange Commission (“SEC”), including “Item 1A-Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in “Item 1A-Risk Factors” of Part II in subsequently-filed Quarterly Reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov. Any forward-looking statement speaks only as of the date on which it is made, and we assume no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investors
Stefan Neely or Bill Seymour
Vallum Advisors
615-844-6248
ir@vestis.com

Media
Danielle Holcomb
470-716-0917
danielle.holcomb@vestis.com